Prospectus Supplement — February 28, 2013 to the Prospectus, as supplemented, of the following fund:

Fund	Prospectus Dated
Columbia Floating Rate Fund	12/1/2012

Effective February 28, 2013, Class R4 shares are available for investment by eligible investors.

This supplement supersedes the supplement to the Fund’s prospectus dated December 1, 2012.

Shareholders should retain this Supplement for future reference.

S-6501-11 A (2/13)